SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 10, 2015

(Date of earliest event reported)

PREMIERE GLOBAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-13577	59-3074176
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3280 Peachtree Road, NE

Suite 1000

Atlanta, Georgia 30305

(Address of principal executive offices)

(404) 262-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 10, 2015, Premiere Global Services, Inc., a Georgia corporation (“PGi”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pangea Private Holdings II, LLC, a Delaware limited liability company (“Parent”), and Pangea Merger Sub Inc., a Georgia corporation and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into PGi, with PGi surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of Siris Capital Group, LLC (“Siris”).

The material terms of the Merger Agreement, including the conditions to the proposed Merger, will be described in a subsequent filing on Form 8-K.

A copy of the joint press release issued by PGi and Siris announcing the proposed Merger is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Forward-Looking Information

Statements made in this filing, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties, many of which are beyond PGi’s control. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in PGi’s forward-looking statements, including, but not limited to, the following factors: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the merger agreement may be terminated in circumstances that require PGi to pay Siris a termination fee; (iii) risks related to the diversion of management’s attention from PGi’s ongoing business operations; (iv) risks regarding the failure of Siris to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on PGi’s business relationships (including, without limitation, customers, strategic alliance partners and suppliers), operating results and business generally; (vi) risks related to satisfying the conditions to the merger, including the failure of PGi’s shareholders to approve the merger, timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) the nature, cost and outcome of any future litigation and other legal proceedings, including any potential proceedings related to the proposed merger, (vii) risks and uncertainties associated with the merger, including the “go-shop” process and that competing acquisition proposals could be made; (ix) and other factors described from time to time in PGi’s press releases, reports and other filings made with the SEC, including but not limited to the “Risk Factors” section of PGi’s Annual Report on Form 10-K for the year ended December 31, 2014. All forward-looking statements attributable to PGi or a person acting on its behalf are expressly qualified in their entirety by these cautionary statements. PGi undertakes no obligation to publicly update or revise these forward looking statements for any reason.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of PGi. In connection with the proposed merger, PGi will prepare a proxy statement to be filed with the SEC on Schedule 14A. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of PGi. PGI’s SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT PGi WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PGi AND THE PROPOSED MERGER. PGi’s shareholders will be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by PGi with the SEC from the SEC’s website at www.sec.gov and on PGi’s website at www.pgi.com. PGi’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Premiere Global Services, Inc., c/o Sean O’Brien, 3280 Peachtree Road, NE, The Terminus Building, Suite 1000, Atlanta, Georgia 30305, by emailing investors@pgi.com or by calling 1-800-749-9111, extension 8462.

Participants in the Solicitation

PGi and its directors and officers may be deemed to be participants in the solicitation of proxies from PGi’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed merger. Information about PGi’s directors and executive officers and their ownership of PGi’s common stock is set forth in the proxy statement for PGi’s 2015 Annual Meeting of shareholders, which was filed with the SEC on April 27, 2015. Shareholders may obtain additional information regarding the interests of PGi and its directors and executive officers in the proposed transaction, which may be different than those of PGi’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release issued by Premiere Global Services, Inc. and Siris Capital Group, LLC, dated September 10, 2015
99.2	CEO Letter to Employees
99.3	CEO Letter to Customers
99.4	CEO Letter to Partners
99.5	Transcript of CEO Video Address to Employees
99.6	FAQs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

September 10, 2015	By:	/s/ L. Scott Askins
Name: L. Scott Askins
Title: Executive Vice President – Legal, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release issued by Premiere Global Services, Inc. and Siris Capital Group, LLC, dated September 10, 2015
99.2	CEO Letter to Employees
99.3	CEO Letter to Customers
99.4	CEO Letter to Partners
99.5	Transcript of CEO Video Address to Employees
99.6	FAQs

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